united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Ste 100, Elkhorn, Nebraska 68022

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/21

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2021

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

The Covered Bridge Fund
Semi Annual Shareholder Letter
04/28/2021

Dear Fellow Shareholders,

The six-month period ended March 31, 2021 was a very good period for the U.S. equity market and an even stronger period for The Covered Bridge Fund (TCBIX). For this period, the Fund was up 34.27%. The Fund’s performance was substantially higher than the benchmark and the peer group and helped erase a temporary period of underperformance. The Fund’s strong performance started the day after the election when Pfizer announced the success and availability of its vaccine. This had a dramatic effect on the market as investors started to focus on what is now termed the “reopening” trade. Sectors and industries that had significantly underperformed during the early stages of the pandemic completely reversed course and began to show meaningful leadership within the equity market.

In our last shareholder update, we felt strongly that the period of growth outperforming value had reached an extreme and would change sometime in the near future. We went on to state that we were committed to our strategy of owning large capitalization dividend paying stocks and would not change our strategy given near-term events. This commitment to our investment strategy benefited shareholders dramatically in the six months ended 3/31/21 and we believe it is just the beginning of a sustained period of value outperforming growth.

Throughout this period, we saw a profound reversal from the “work-from-home” stocks into Cyclical Growth stocks as well as companies that had been previously hurt by the economic shutdown. The best performing sectors in the S&P 500 Index were Energy and Financials. Energy found strong support off 2020 lows as investors started to prepare for the reopening of the US economy. Marathon Petroleum Corporation (1.6%) and Exxon Mobil Corporation (1.7%) were our top performing companies in the Energy Sector.

The Financial Sector appreciated substantially as investors saw attractive valuation among asset management companies and banks. Invesco Ltd. (2.5%) was the best performing stock in the Fund. Invesco Ltd. is well positioned to continue to perform by offering a mix of passive and active investment products and management services to its customers, creating long-term sustainable value. Banks also had the wind at their backs with a steeper yield curve, increased securities trading volume and investment banking activity, primarily among IPOs and M&A business segments. Our best performing banks were JPMorgan Case & Co. (2.4%) and Wells Fargo & Company (1.6%). We believe banks will have the opportunity to appreciate as the economy continues to open. We expect loan demand to grow along with sustainable economic expansion, improving the outlook for banks.

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

Traditional retail companies also began to recover over the six months ended 3/31/21 as the unemployment rate fell and consumer spending rebounded. Kohl’s Corporation (sold during the period) was able to capitalize on the easing of restrictions, allowing consumers to return safely to their stores. Newell Brands Inc. (1.1%) was among our best performing investments in the Fund. Retail consumer products were in high demand, particularly home improvement and outdoor segments.

Going forward, we remain very encouraged by the opportunity that lies ahead. Volatility has returned to the US equity market in a big way and should remain elevated for the foreseeable future. This may allow the Fund to generate much greater income from option premiums going forward, and in fact the Fund continues to receive more premium income than it has in the past. Interest rates around the world remain at very low levels which is causing investors to look for alternative sources of income beyond traditional fixed income securities and the Fund is designed specifically to meet this need.

The Fund will stick to its discipline of buying what we believe to be good large capitalization companies that pay above average dividends and overwriting approximately half of each position. Going forward the Fund will also carry an above average cash position along with some index puts which should help to mitigate risk in what should remain a volatile period for equity prices.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

Performance as of 3/31/21

						Since
	3-Month	YTD	1-Year	3-Year	5-year	Inception 10/1/13
TCBIX	13.00%	13.00%	38.50%	8.40%	8.75%	7.60%
TCBAX	12.94%	12.94%	38.21%	8.11%	8.47%	7.32%
TCBAX With Load	7.04%	7.04%	31.02%	6.17%	7.30%	6.55%
BXM Index	5.73%	5.73%	32.20%	4.79%	6.67%	6.65%
Russell 1000 Value Index	11.25%	11.25%	56.09%	10.96%	11.74%	10.46%
S&P Index	6.17%	6.17%	56.35%	16.78%	16.29%	14.30%
Maximum Sales Charge of 5.25%

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

There is no assurance that the Fund will achieve its investment objectives. *The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2022, the Fund’s gross total annual operating expenses would be 1.80% for Class A and 1.55% for Class I. The net annual fund operating expenses are 1.71% and 1.46% of the Fund’s average daily net assets for its Class A and Class I shares, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call 855-525-2151. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve it’s investment objectives.

The advisor has not previously managed a mutual fund. Investments in foreign securities could subject the Fund to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. Higher portfolio turnover will result in higher transactional and brokerage costs. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short- term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Important Definitions: The S&P 500 Index: An unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.The Russell 1000 Index: a subset of the Russell 3000 Index, represents the 1000 top companies by market capitalization in the United States. The BXM: tracks the performance of a hypothetical covered call strategy on the S&P 500 Index. Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period. Put Options: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. the Volatility Index, or VIX: is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility.

Important Risk Information: Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 5224-NLD-4/28/2021

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmark:

			Annualized
	Six Months	One Year	Five Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	34.18%	38.21%	8.47%	7.32%
Class A with load	27.09%	31.02%	7.30%	6.55%
Class I	34.27%	38.50%	8.75%	7.60%
S&P 500 Total Return Index **	19.07%	56.35%	16.29%	14.30%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2022, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses per its prospectus dated February 1, 2021, including underlying funds, are 1.80% for Class A and 1.55% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
March 31, 2021

Portfolio Composition as of March 31, 2021

Breakdown by Sector		Breakdown by Country
	Percent of Net Assets		Percent of Net Assets
Common Stock	84.5%	Common Stock	84.5%
Health Care	18.5%	United States	73.5%
Consumer Staples	14.3%	Bermuda	3.6%
Financial	13.1%	Britain	2.2%
Technology	7.9%	Canada	2.0%
Energy	7.5%	Ireland	1.4%
Communications	6.9%	Belgium	1.2%
Utilities	4.4%	Findland	0.6%
Industrials	4.0%	Options Purchased	0.4%
Real Estate	3.0%	Short-term Investment	15.1%
Materials	2.9%	Call Options Written	(0.9)%
Consumer Discretionary	2.0%	Other Assets Less Liabilities	0.9%
Options Purchased	0.4%	Net Assets	100.0%
Short-term Investment	15.1%
Call Options Written	(0.9)%
Other Assets Less Liabilities	0.9%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2021

Shares		Fair Value
	COMMON STOCK - 84.5%
	AEROSPACE/DEFENSE - 2.4%
8,000	Huntington Ingalls Industries, Inc. ^	$1,646,800
10,000	Raytheon Technologies Corp. ^	772,700
		2,419,500
	ASSET MANAGEMENT - 3.1%
20,000	Franklin Resources, Inc. ^	592,000
100,000	Invesco Ltd. ^	2,522,000
		3,114,000
	BANKING - 8.9%
17,500	Bank of America Corp. ^	677,075
21,000	Citigroup, Inc. ^	1,527,750
16,000	JPMorgan Chase & Co. ^ (a)	2,435,680
25,000	Regions Financial Corp. ^	516,500
20,000	Truist Financial Corp. ^	1,166,400
20,000	US Bancorp ^ (a)	1,106,200
40,000	Wells Fargo & Co. ^	1,562,800
		8,992,405
	BEVERAGES - 5.1%
20,000	Anheuser-Busch InBev SA/NV - ADR ^ (a)	1,257,000
60,000	Coca-Cola Co. ^ (a)	3,162,600
13,000	Molson Coors Brewing Co.	664,950
		5,084,550
	BIOTECH & PHARMA - 14.8%
10,000	AbbVie, Inc. ^	1,082,200
8,000	Amgen, Inc. ^	1,990,480
30,000	Bristol-Myers Squibb Co. ^	1,893,900
45,000	Gilead Sciences, Inc. ^ (a)	2,908,350
12,000	Johnson & Johnson ^	1,972,200
30,000	Merck & Company, Inc. ^	2,312,700
75,000	Pfizer, Inc. ^ (a)	2,717,250
3,411	Viatris, Inc. *	47,652
		14,924,732
	CHEMICALS - 0.4%
4,666	DuPont de Nemours, Inc.	360,588

	DIVERSIFIED INDUSTRIALS - 1.6%
3,000	3M Co. ^	578,040
80,000	General Electric Co. (a)	1,050,400
		1,628,440
	ELECTRIC UTILITIES - 4.4%
85,000	CenterPoint Energy, Inc. ^ (a)	1,925,250
26,000	Duke Energy Corp. ^ (a)	2,509,780
		4,435,030
	ENTERTAINMENT CONTENT - 0.5%
10,000	ViacomCBS, Inc. ^	451,000

	FOOD - 3.4%
30,000	Kraft Heinz Co. ^	1,200,000
30,000	Tyson Foods, Inc. ^	2,229,000
		3,429,000
	HEALTH CARE FACILITIES & SERVICES - 2.2%
30,000	CVS Health Corp. ^ (a)	2,256,900

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021

Shares		Fair Value
	COMMON STOCK (Continued) - 84.5%
	HOME & OFFICE PRODUCTS - 1.1%
41,000	Newell Brands, Inc. ^	$1,097,980

	HOUSEHOLD PRODUCTS - 3.7%
5,000	Clorox Co. ^	964,400
20,000	Procter & Gamble Co. ^	2,708,600
		3,673,000
	INSURANCE - 1.1%
12,000	Prudential Financial, Inc. ^	1,093,200

	LEISURE PRODUCTS - 0.7%
7,500	Hasbro, Inc. ^	720,900

	MEDICAL EQUIPMENT & DEVICES - 1.4%
12,000	Medtronic plc ^	1,417,560

	METALS & MINING - 2.0%
60,000	Kirkland Lake Gold Ltd. ^ (a)	2,028,000

	OIL & GAS - 7.5%
90,000	BP plc - ADR ^ (a)	2,191,500
20,000	Chevron Corp. ^	2,095,800
30,000	Exxon Mobil Corp. ^ (a)	1,674,900
30,000	Marathon Petroleum Corp. ^	1,604,700
		7,566,900
	REAL ESTATE INVESTMENT TRUSTS - 3.0%
15,000	Equity Residential ^	1,074,450
55,000	Weyerhaeuser Co. ^	1,958,000
		3,032,450
	RETAIL - CONSUMER STAPLES - 1.1%
20,000	Walgreens Boots Alliance, Inc. ^	1,098,000

	RETAIL - DISCRETIONARY - 0.2%
5,000	Nordstrom, Inc. ^	189,350

	SEMICONDUCTORS - 1.9%
30,000	Intel Corp. ^ (a)	1,920,000

	STEEL - 0.5%
6,300	Nucor Corp. ^	505,701

	TECHNOLOGY HARDWARE - 2.1%
30,000	Cisco Systems, Inc. ^ (a)	1,551,300
150,000	Nokia OYJ - ADR * ^	594,000
		2,145,300
	TECHNOLOGY SERVICES - 3.8%
29,000	International Business Machines Corp. ^ (a)	3,864,540

	TELECOMMUNICATIONS - 6.5%
157,600	AT&T, Inc. ^	4,770,552
30,000	Verizon Communications, Inc. ^ (a)	1,744,500
		6,515,052
	WHOLESALE - CONSUMER STAPLES - 1.1%
14,000	Bunge Ltd. ^ (a)	1,109,780

	TOTAL COMMON STOCK	85,073,858
	(Cost - $87,154,667)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	OPTIONS PURCHASED * - 0.4%
	PUT OPTIONS PURCHASED - 0.4%
1,200	SPDR S&P 500 ETF Trust	June 2021	350.00	$42,000,000	$402,000
	TOTAL OPTIONS PURCHASED
	(Cost - $906,290)

Shares
	SHORT-TERM INVESTMENT - 15.1%
	MONEY MARKET FUND - 15.1%
15,185,928	JPMorgan U.S. Treasury Plus Money Market Fund - Class I, 0.02% + (a)				15,185,928
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $15,185,928)

	TOTAL INVESTMENTS - 100.0% (Cost - $103,246,885)				$100,661,786
	OPTIONS WRITTEN (Premiums Received - $931,610) - (0.9)%				(953,185)
	OTHER ASSETS LESS LIABILITES - 0.9%				981,556
	NET ASSETS - 100.0%				$100,690,157

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	CALL OPTIONS WRITTEN * - (0.9)%
15	3M Co.	April 2021	$187.50	$281,250	$10,245
50	AbbVie, Inc.	April 2021	105.00	525,000	19,750
40	Amgen, Inc.	April 2021	245.00	980,000	24,600
100	Anheuser-Busch InBev SA/NV - ADR	April 2021	65.00	650,000	4,800
500	AT&T, Inc.	April 2021	30.00	1,500,000	23,500
85	Bank of America Corp.	April 2021	39.00	331,500	8,160
450	BP plc - ADR	April 2021	26.00	1,170,000	8,550
150	Bristol-Myers Squibb Co.	April 2021	62.50	937,500	22,800
70	Bunge Ltd.	April 2021	80.00	560,000	15,050
350	CenterPoint Energy, Inc.	April 2021	22.00	770,000	31,500
100	Chevron Corp.	April 2021	104.00	1,040,000	30,100
150	Cisco Systems, Inc.	April 2021	50.00	750,000	27,600
85	Citigroup, Inc.	April 2021	72.50	616,250	20,315
25	Clorox Co.	May 2021	200.00	500,000	11,925
200	Coca-Cola Co.	April 2021	50.00	1,000,000	56,600
50	CVS Health Corp.	April 2021	73.00	365,000	14,600
100	CVS Health Corp.	April 2021	75.00	750,000	15,500
130	Duke Energy Corp.	April 2021	95.00	1,235,000	29,250
75	Equity Residential	April 2021	72.50	543,750	9,375
100	Exxon Mobil Corp.	April 2021	57.50	575,000	8,000
100	Franklin Resources, Inc.	April 2021	30.00	300,000	6,000
150	Gilead Sciences, Inc.	April 2021	65.00	975,000	13,500
35	Hasbro, Inc.	April 2021	97.50	341,250	5,250
40	Huntington Ingalls Industries, Inc.	April 2021	200.00	800,000	35,200
150	Intel Corp.	April 2021	65.00	975,000	17,550
145	International Business Machines Corp.	April 2021	130.00	1,885,000	62,785
500	Invesco Ltd.	April 2021	26.00	1,300,000	27,500
60	Johnson & Johnson	April 2021	160.00	960,000	32,580
40	JPMorgan Chase & Co.	April 2021	152.50	610,000	13,600
40	JPMorgan Chase & Co.	April 2021	155.00	620,000	9,400
300	Kirkland Lake Gold Ltd.	April 2021	35.00	1,050,000	19,800
150	Kraft Heinz Co.	April 2021	40.00	600,000	12,600
100	Marathon Petroleum Corp.	April 2021	53.50	535,000	17,800
60	Medtronic plc	April 2021	120.00	720,000	9,600
100	Merck & Company, Inc.	April 2021	77.00	770,000	12,500
205	Newell Brands, Inc.	April 2021	26.00	533,000	25,625

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	CALL OPTIONS WRITTEN * (Continued) - (0.9)%
500	Nokia OYJ - ADR	April 2021	$4.00	$200,000	$6,000
50	Nordstrom, Inc.	April 2021	42.50	212,500	2,800
13	Nucor Corp.	April 2021	65.00	84,500	20,800
50	Nucor Corp.	April 2021	72.50	362,500	42,500
125	Pfizer, Inc.	May 2021	37.00	462,500	9,375
40	Procter & Gamble Co.	April 2021	130.00	520,000	23,400
30	Prudential Financial, Inc.	April 2021	92.50	277,500	4,950
50	Raytheon Technologies Corp.	April 2021	77.50	387,500	7,650
125	Regions Financial Corp.	April 2021	21.00	262,500	5,250
100	Truist Financial Corp.	April 2021	60.00	600,000	10,000
150	Tyson Foods, Inc.	April 2021	77.50	1,162,500	6,000
80	US Bancorp	April 2021	55.00	440,000	12,800
100	Verizon Communications, Inc.	April 2021	56.00	560,000	23,800
50	ViacomCBS, Inc.	April 2021	47.00	235,000	11,350
100	Walgreens Boots Alliance, Inc.	April 2021	55.00	550,000	13,300
100	Wells Fargo & Co.	April 2021	39.00	390,000	13,700
200	Weyerhaeuser Co.	April 2021	35.00	700,000	26,000
	TOTAL CALL OPTIONS WRITTEN				$953,185
	(Premiums Received - $931,610)

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2021.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	All or portion of the security is pledged as collateral.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in Securities at Value (cost $103,246,885)	$100,661,786
Cash - Options Collateral Account	56,700
Deposits with Broker for Options Written	900,023
Dividend and Interest Receivable	110,722
Receivable for Fund Shares Sold	22,952
Prepaid Expenses and Other Assets	13,461
Total Assets	101,765,644

Liabilities:
Options Written (premiums received $931,610)	953,185
Investment Advisory Fees Payable	79,682
Payable to Related Parties	16,713
Payable for Fund Shares Redeemed	9,412
Distribution (12b-1) Fees Payable	2,985
Accrued Expenses and Other Liabilities	13,510
Total Liabilities	1,075,487

Net Assets	$100,690,157

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,437,156 shares of beneficial interest outstanding)	$14,458,979
Net Asset Value and Redemption Price Per Share (a) ($14,458,979/1,437,156 shares of beneficial interest outstanding)	$10.06
Offering Price Per Share ($10.06/0.9475)	$10.62

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 8,614,185 shares of beneficial interest outstanding)	$86,231,178
Net Asset Value, Offering and Redemption Price Per Share (a) ($86,231,178/8,614,185 shares of beneficial interest outstanding)	$10.01

Composition of Net Assets:
Paid-in-Capital	$99,827,340
Accumulated Earnings	862,817
Net Assets	$100,690,157

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2021

Investment Income:
Dividend Income (Less $2,136 Foreign Taxes)	$1,468,689
Interest Income	395
Total Investment Income	1,469,084

Expenses:
Investment Advisory Fees	460,414
Administration Fees	47,868
Transfer Agent Fees	39,158
Third Party Administrative Servicing Fees	25,930
Fund Accounting Fees	24,937
Registration & Filing Fees	19,945
Distribution (12b-1) Fees - Class A	16,032
Interest Expense	15,950
Chief Compliance Officer Fees	10,969
Printing Expense	9,473
Custody Fees	8,707
Trustees’ Fees	6,982
Legal Fees	6,569
Audit Fees	6,470
Insurance Expense	1,496
Miscellaneous Expenses	1,496
Total Expenses	702,396
Less: Fee Waived by Adviser	(25,086)
Net Expenses	677,310
Net Investment Income	791,774

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments and Options Purchased	5,165,213
Options Written	2,054,394
Total Net Realized Gain	7,219,607

Net Change in Unrealized Appreciation on:
Investments and Options Purchased	18,864,200
Options Written	19,868
Total Net Change in Unrealized Appreciation	18,884,068

Net Realized and Unrealized Gain on Investments	26,103,675

Net Increase in Net Assets Resulting From Operations	$26,895,449

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
Operations:
Net Investment Income	$791,774	$1,493,255
Net Realized Gain	7,219,607	949,085
Net Change in Unrealized Appreciation (Depreciation)	18,884,068	(15,575,601)
Net Increase (Decrease) in Net Assets Resulting From Operations	26,895,449	(13,133,261)

Distributions to Shareholders From:
Distributable Earnings
Class A ($0.28 and $0.39, respectively)	(385,900)	(606,946)
Class I ($0.29 and $0.42, respectively)	(2,493,066)	(3,522,570)
Return of Capital
Class A ($0.00 and $0.11, respectively)	—	(159,032)
Class I ($0.00 and $0.11, respectively)	—	(1,026,767)
Net Decrease in Net Assets From Distributions to Shareholders	(2,878,966)	(5,315,315)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (26,781 and 89,580 shares, respectively)	270,919	796,637
Distributions Reinvested (38,756 and 88,769 shares, respectively)	376,374	744,757
Redemption Fee Proceeds	972	1,984
Cost of Shares Redeemed (94,759 and 275,451 shares, respectively)	(840,373)	(2,309,417)
Total Class A	(192,108)	(766,039)

Class I
Proceeds from Shares Issued (591,464 and 2,858,160 shares, respectively)	5,363,112	24,601,201
Distributions Reinvested (197,373 and 441,328 shares, respectively)	1,905,746	3,689,345
Redemption Fee Proceeds	5,963	11,540
Cost of Shares Redeemed (1,379,634 and 1,856,451 shares, respectively)	(12,418,362)	(15,196,755)
Total Class I	(5,143,541)	13,105,331

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,335,649)	12,339,292

Total Increase (Decrease) in Net Assets	18,680,834	(6,109,284)

Net Assets:
Beginning of Period	82,009,323	88,118,607
End of Period	$100,690,157	$82,009,323

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
	(Unaudited)
Net Asset Value, Beginning of Period	$7.71		$9.48	$10.60	$10.46	$10.11	$9.36
Increase (Decrease) From Operations:
Net investment income (1)	0.07		0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss) on Investments	2.56		(1.40)	0.03	0.75	0.96	1.15
Total from operations	2.63		(1.27)	0.19	0.87	1.05	1.23
Less Distributions:
From net investment income	(0.06)		(0.09)	(0.16)	(0.10)	(0.08)	(0.07)
From net realized gain	(0.22)		(0.30)	(1.15)	(0.63)	(0.62)	(0.41)
From return of capital	—		(0.11)	—	—	—	—
Total Distributions	(0.28)		(0.50)	(1.31)	(0.73)	(0.70)	(0.48)
Paid in capital from redemption fees (1)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Period	$10.06		$7.71	$9.48	$10.60	$10.46	$10.11
Total Return (2)	34.18	% (6)	(13.71)%	2.58%	8.73%	10.72%	13.58%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,459		$11,313	$14,822	$16,408	$13,421	$6,584
Ratio of expenses to average net assets:
before reimbursement (4)	1.75	% (5)	1.79%	1.79%	1.80%	2.10%	2.25%
net of reimbursement	1.67	% (5)	1.70%	1.75%	1.73%	1.93%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.73	% (5)	1.74%	1.69%	1.72%	2.07%	2.25%
net of reimbursement	1.65	% (5)	1.65%	1.65%	1.65%	1.90%	1.90%
Ratio of net investment income to average net assets	1.50	%(5)	1.49%	1.72%	1.15%	0.91%	0.81%
Portfolio turnover rate	110	% (6)	204%	159%	186%	222%	193%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
	(Unaudited)
Net Asset Value, Beginning of Period	$7.68		$9.44	$10.56	$10.44	$10.10	$9.38
Increase (Decrease) From Operations:
Net investment income (1)	0.08		0.15	0.19	0.15	0.12	0.10
Net realized and unrealized gain (loss) on Investments	2.54		(1.38)	0.02	0.75	0.96	1.14
Total from operations	2.62		(1.23)	0.21	0.90	1.08	1.24
Less Distributions:
From net investment income	(0.07)		(0.12)	(0.18)	(0.15)	(0.12)	(0.11)
From net realized gain	(0.22)		(0.30)	(1.15)	(0.63)	(0.62)	(0.41)
From return of capital	—		(0.11)	—	—	—	—
Total Distributions	(0.29)		(0.53)	(1.33)	(0.78)	(0.74)	(0.52)
Paid in capital from redemption fees (1)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Period	$10.01		$7.68	$9.44	$10.56	$10.44	$10.10
Total Return (2)	34.27	% (6)	(13.42)%	2.86%	8.99%	11.02%	13.73%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$86,231		$70,696	$73,296	$62,058	$50,104	$29,175
Ratio of expenses to average net assets:
before reimbursement (4)	1.49	% (5)	1.54%	1.54%	1.55%	1.85%	2.00%
net of reimbursement	1.42	% (5)	1.45%	1.50%	1.48%	1.68%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.47	% (5)	1.49%	1.44%	1.47%	1.82%	2.00%
net of reimbursement	1.40	% (5)	1.40%	1.40%	1.40%	1.65%	1.65%
Ratio of net investment income to average net assets	1.75	% (5)	1.74%	1.97%	1.40%	1.16%	1.09%
Portfolio turnover rate	110	% (6)	204%	159%	186%	222%	193%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2021

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$85,073,858	$—	$—	$85,073,858
Put Options Purchased	402,000	—	—	402,000
Short-Term Investment	15,185,928	—	—	15,185,928
Total	$100,661,786	$—	$—	$100,661,786
Liabilities
Call Options Written	$(953,185)	—	$—	$(953,185)
Total	$(953,185)	$—	$—	$(953,185)

The Fund did not hold any Level 3 securities during the six months ended March 31, 2021.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2021 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2021.

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities
Net Amounts of
		Gross Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of	Financial	Cash
	Recognized	Assets &	Assets &	Instruments	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Pledged (1)	Pledged	Amount
Call Options Written	$(953,185)	$—	$(953,185)	$953,185	$—	$—
Total	$(953,185)	$—	$(953,185)	$953,185	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investments Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$402,000
Options Written	Equity	Options Written	(953,185)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations as of March 31, 2021:

Derivative
Investments Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$1,698,464
Options Written	Equity	Net Realized Gain on Options Written	2,054,394
Options Purchased	Equity	Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	30,201
Options Written	Equity	Net Change in Unrealized Appreciation (Depreciation) on Options Written	19,868

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2018 – September 30, 2020, or expected to be taken in the Fund’s September 30, 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

paid monthly, at an annual rate of 1.00% of the average daily net assets. For the six months ended March 31, 2021, the Adviser earned management fees of $460,414.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2022, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within three years of when the amounts were waived. During the six months ended March 31, 2021, the Adviser waived fees of $25,086 pursuant to its contractual agreement.

As of March 31, 2021, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2021	2022	2023	Total
$45,606	$38,799	$77,832	$162,237

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2021, pursuant to the Plan, the Fund paid $16,032. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended March 31, 2021, the Distributor received $12,892 in underwriting commissions for sales of Class A shares, of which $1,955 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2021, amounted to $93,052,986 and $106,495,452, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund received redemption fees of $6,935, for the six months ended March 31, 2021.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2021, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$102,363,195	$3,330,910	$(5,985,504)	$(2,654,594)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$3,711,547	$10,480,923
Long-Term Capital Gain	417,969	—
Return of Capital	1,185,799	—
	$5,315,315	$10,480,923

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,607,102)	$—	$(7,902)	$(21,538,662)	$(23,153,666)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, Charles Schwab & Co, Inc. and Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 28% and 66%, respectively, of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 47% and 34%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2020 through March 31, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/20)	(3/31/21)	(10/1/20 to 3/31/21)*
Actual
Class A	$1,000.00	$1,341.80	$9.63
Class I	$1,000.00	$1,342.70	$8.18
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.70	$8.30
Class I	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.65% and 1.40% for Class A and Class I, respectively, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■        provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

COVERB-SAR21

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/1/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/1/21

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/1/21